NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Value Fund

Supplement dated June 11, 2020
to the Summary Prospectus dated April 29, 2020

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

On June 10, 2020, the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”), including a majority of the trustees who are not interested persons, as defined under the Investment Company Act of 1940, as amended, unanimously approved a Plan of Reorganization between the NVIT Multi-Manager International Value Fund (the “MM IV Fund”) and NVIT Columbia Overseas Value Fund (“Columbia Overseas Fund”), each a series of the Trust, pursuant to which the MM IV Fund would be merged into the Columbia Overseas Fund (the “Merger”).

The Board’s decision to merge the MM IV Fund into the Columbia Overseas Fund is subject to the approval of the MM IV Fund’s shareholders. In the near future, shareholders of the MM IV Fund will be provided a proxy statement/prospectus that contains more information about the Merger and the Columbia Overseas Fund. Shareholders of the Columbia Overseas Fund are not required, and will not be requested, to approve the Merger.

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